Exhibit 10.9B

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT, dated as of August 25, 2004 (this "Amendment"), to the 364-Day Credit Agreement, dated as of August 26, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among ASPEN INSURANCE HOLDINGS LIMITED (the "Company"), the Subsidiary Borrowers from time to time parties thereto, the Several Lenders from time to time parties thereto (the "Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as documentation agent (in such capacity, the "Documentation Agent"), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").

W I TN E S S E TH :

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2.    Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by changing the definition of "Termination Date" by replacing the date "August 27, 2004" with the date "August 25, 2005".

3.    Amendments to Section 3.1 of the Credit Agreement. Section 3.1 of the Credit Agreement is hereby amended by:

(a)    deleting the date "December 31, 2002" from the first sentence thereof and inserting in lieu thereof the date "December 31, 2003";

(b)    deleting the date "March 31, 2003" from the second sentence thereof and inserting in lieu thereof the date "March 31, 2004"; and

(c)    deleting the words "this Agreement" from the last sentence thereof and inserting in lieu thereof the words "the Fifth Amendment".

4.    Amendments to Schedule 3.13 to the Credit Agreement. Schedule 3.13 to the Credit Agreement is hereby amended by deleting the table therein in its entirety and inserting the following in its place:

Subsidiary	Jurisdiction of Incorporation	Capital Stock Owned
Aspen Insurance Limited	Bermuda	None
Aspen Insurance UK Limited	England and Wales	None
Aspen UK Holdings Limited	England and Wales	100% of the Capital Stock of Aspen U.S. Holdings, Inc.
Aspen Insurance UK Services Limited	England and Wales	None
Aspen U.S. Holdings, Inc.	U.S. – Delaware	100% of the Capital Stock of Aspen Specialty Insurance Management, Inc. and Aspen Insurance U.S. Services Inc.
Aspen Specialty Insurance Management, Inc.	U.S. – Massachusetts	None
Aspen Insurance U.S. Services Inc.	U.S. – Delaware	None
Aspen Re America, Inc.	U.S. – Delaware	None

5.    Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon satisfaction of the following conditions precedent:

(a)    The Administrative Agent shall have received counterparts of this Amendment executed by the Company and Lenders and Additional Lenders (as defined below) the Commitments of which (determined in accordance with Section 5 below) aggregate at least $25,000,000;

(b)    The Administrative Agent shall have received a certificate of the chief financial officer or the treasurer of the Company stating that, as of the date of such certificate, (i) the representations and warranties of the Company set forth in Section 3 of the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment (except where such representation and warranty speaks of a specific date in which case such representation and warranty shall be true and correct as of such date) and (ii) no Default or Event of Default has occurred and is continuing;

(c)    The Administrative Agent shall have received, on behalf on each of the Continuing Lenders and each of the Additional Lenders, a fee from the Company in an amount equal to 5 basis points on their respective Commitments; and

(d)    The Administrative Agent shall have received the fee set out in the email dated June 10, 2004, from the Company to the Administrative Agent.

6.    Commitments. Upon the effectiveness of this Fifth Amendment, Commitments shall be modified as set forth below:

(a)    the Lenders designated as "Continuing Lenders" (the "Continuing Lenders") and the Lenders designated as "Additional Lenders" (the "Additional Lenders") on the signature pages hereof shall have the respective Commitments set forth below the name of each such Lender on the signature pages hereof;

(b)    each Additional Lender shall become a party to the Credit Agreement as a Lender as fully as if it were originally a party thereto, with all the rights and obligations of a Lender thereunder and having a Commitment in the amount specified in paragraph (a) immediately proceeding; and

(c)    any Lender which does not execute this Amendment shall, on the Termination Date (before giving effect to the amendment to such term provided for herein), no longer be a party to the Credit Agreement, as amended hereby, and, on such Termination Date, its Commitment shall be cancelled and the principal of and interest on all Loans made by it, and all fees and other amounts payable to it, shall be paid in full.

7.    Limited Effect. From and after the date hereof, each reference to the Credit Agreement (or the 364-Day Credit Agreement) that appears in a Loan Document shall be deemed to be a reference to the Credit Agreement (or the 364-Day Credit Agreement) as amended hereby. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement are and shall continue to be in full force and effect.

8.    Representations and Warranties. The representations and warranties made by the Company contained in the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment (except where such representation and warranty speaks of a specific date in which case such representation and warranty shall be true and correct as of such date).

9.    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment and any other document prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

10.    Counterparts. This Amendment may be executed in counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

11.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

ASPEN INSURANCE HOLDINGS LIMITED
By:
Name: Title:
BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent and as a Lender
By:
Name: Title:
Commitment: $
CALYON NEW YORK BRANCH, as a Lender
By:
Name: Title:
By:
Name: Title:
Commitment: $
CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as a Lender
By:
Name: Title:
By:
Name: Title:
Commitment: $

ABN AMRO BANK N.V., as a Lender
By:
Name: Title:
By:
Name: Title:
Commitment: $
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender
By:
Name: Title:
By:
Name: Title:
Commitment: $
LLOYDS TSB BANK PLC, as a Lender
By:
Name: Title:
By:
Name: Title:
Commitment: $
THE BANK OF BERMUDA, as a Lender
By:
Name: Title:
Commitment: $

THE BANK OF N.T. BUTTERFIELD & SON LTD., as a Lender
By:
Name: Title:
Commitment: $
FLEET NATIONAL BANK, as a Lender
By:
Name: Title:
Commitment: $
UBS AG, CAYMAN ISLANDS BRANCH, as a Lender
By:
Name: Title:
By:
Name: Title:
Commitment: $